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                                                       Exhibit 24


                     POWER OF ATTORNEY


     The undersigned directors of SCANA Corporation (the "Company"), hereby appoint, H. Thomas Arthur and Kevin B. Marsh, and each of them severally, as the attorney-in-fact of the undersigned, to sign in the name(s) and behalf of the undersigned, in any and all capacities stated therein, and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a Registration Statement on Form S-8, and any and all amendments thereto, with respect to the issuance and sale of up to 3,000,000 shares of such Company's Common Stock to be issued and sold pursuant to the Company's Employee Stock Purchase Savings Plan.

Dated:   January 21, 1998
         Columbia, South Carolina


s/B. L. Amick                                s/Lawrence M. Gressette, Jr.
B. L. Amick                                  Lawrence M. Gressette, Jr.
Director                                     Director



s/James A. Bennett                           s/W. Hayne Hipp
James A. Bennett                             W. Hayne Hipp
Director                                     Director



s/W. B. Bookhart, Jr.                        s/F. Creighton McMaster
W. B. Bookhart, Jr.                          F. Creighton McMaster
Director                                     Director



s/W. T. Cassels, Jr.                         s/Lynne M. Miller
W. T. Cassels, Jr.                           Lynne M. Miller
Director                                     Director



s/Hugh M. Chapman                            s/John B. Rhodes
Hugh M. Chapman                              John B. Rhodes
Director                                     Director


s/Elaine T. Freeman                          s/Maceo K. Sloan
Elaine T. Freeman                            Maceo K. Sloan
Director                                     Director


                                             s/William B. Timmerman
                                             William B. Timmerman
                                             Chairman


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